SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 18, 2005

Date of Report (Date of earliest event reported)
CASA MUNRAS HOTEL PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

California	0-8901	95-3235634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8885 Rio San Diego Drive, Suite 220, San Diego, California 92108
(Address of principal executive offices including zip code)
(619) 297-4040
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.3

Section 2. Financial Information.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     Casa Munras Hotel Partners, L.P., a California limited partnership (the “Registrant” or the “Seller”) completed the sale of the Casa Munras Garden Hotel (the “Property”), its primary asset, to Casa Munras Hotel, LLC, a Delaware limited liability company (the “Buyer”) affiliated with Larkspur Hotels, LLC. The Hotel was sold for total consideration of $13.9 million (less certain adjustments) pursuant to a Purchase Agreement with the Buyer dated August 11, 2005, as amended (the “Purchase Agreement”).
     Under the Purchase Agreement, the sales price of the Hotel was subject to certain adjustments and prorations at closing and potential post-closing adjustments. In addition, the Partnership used about $6.75 million to defease the existing loan on the Hotel and to pay associated costs. After payment of the loan defeasance, and the prorations and adjustments, the Partnership received about $6.55 million, prior to the payment of costs of the transaction, including accounting and legal fees and expenses. As part of the closing, the management contract with Westland Hotel Corp. for the management and operation of the Hotel was terminated, and the lawsuit filed by the Buyer in the Superior Court of the State of California for the County of Monterey on November 3, 2005, which alleged a breach of contract in connection with the Purchase Agreement (as discussed in the Partnership’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005), was dismissed with prejudice.
     The Conditional Agreement for the Purchase and Sale of Real Estate dated August 15, 2005, pursuant to which Lotus Hospitality, Inc. made a “backup offer” for the purchase of the Property, terminated contemporaneously with the sale of the Property to the Buyer.
     The General Partner of the Partnership will proceed to liquidate, dissolve and terminate the Partnership and distribute the Partnership's assets to the Partners of the Partnership in accordance with the terms of the Partnership's Certificate and Agreement of Limited Partnership currently in effect. The General Partner anticipates that the winding up and liquidation of the Partnership's business will take a few months to accomplish and will be completed in the first half of 2006.
     The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and amendments thereto, which included as Exhibits hereto, each of which is hereby incorporated by reference into this item 2.01.

Section 9. Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
a.	Not applicable

b.	Not applicable

c.	Not applicable

Exhibit
Number	Description
99.1	Purchase Agreement (“Purchase Agreement”) among Registrant, Casa Munras GP, LLC, John F. Rothman, Maxine Young and Casa Munras Hotel, LLC dated August 11, 2005.[1]

99.2	First Amendment dated November 9, 2005 to Purchase Agreement.[2]

99.3	Letter Agreement dated November 15, 2005 Amending Purchase Agreement as to Closing Dates.

[1]	Attached as Exhibit 99.2 to Registrant’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 17, 2005 and hereby incorporated by reference herein. Schedules will be provided upon request of the Commission.

[2]	Attached as Exhibit 2.2 to Registrant’s Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission on November 14, 2005 and hereby incorporated by reference herein.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASA MUNRAS HOTEL PARTNERS, L.P.
By:	By CASA MUNRAS GP, LLC General Partner

By:	/s/ JOHN F. ROTHMAN
John F. Rothman
Managing Member

Dated: November 22, 2005

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